SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: January 24, 2002
(Date of earliest event reported)

Virginia Electric and Power Company
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	1-2255 (Commission File Number)	54-0418825 (I.R.S. Employer Identification No.)

701 East Cary Street
Richmond, Virginia 23219-3932
(804) 819-2000
(Address including zip code, and telephone number, including area code, of registrant's principal executive offices)

(Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS

Issuance of Senior Notes

     On January 24, 2002, Virginia Electric and Power Company (the Company) entered into an underwriting agreement (the Underwriting Agreement) with Credit Suisse First Boston Corporation, as Representative named in the Underwriting Agreement for the sale of $650,000,000 aggregate principal amount of the Company's 2002 5 3/8% Senior Notes Due 2007. Under terms of the Underwriting Agreement, Credit Suisse First Boston Corporation acquired certain outstanding debt securities of the Company and exchanged them for newly issued Senior Notes. The Senior Notes, which are designated the 2002 5 3/8% Senior Notes Due 2007, are a portion of the $1.5 billion aggregate principal amount of securities that were registered by the Company pursuant to a registration statement on Form S-3 under Rule 415 under the Securities Act of 1933, as amended, which registration statement was declared effective on June 8, 2000 (File No. 333-38510). A copy of the Underwriting Agreement including exhibits, is filed as Exhibit 1 to this Form 8-K.

     A copy of the form of the Sixth Supplemental Indenture to the Company's June 1, 1998 Senior Indenture, pursuant to which the 2002 5 3/8% Senior Notes Due 2007 will be issued, is filed as Exhibit 4.2 to this Form 8-K.

Unaudited operating results for the year ended December 31, 2001

     On January 24, 2002, Dominion Resources, Inc., parent company of Virginia Electric and Power Company, issued a press release announcing unaudited results of operations for the year ended December 31, 2001. The press release and related unaudited preliminary earnings tables, which includes unaudited results for Virginia Electric and Power Company, are filed with this Form 8-K as Exhibits 99.1 and 99.2

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits
1	Underwriting Agreement, dated January 24, 2002, between the Company and Credit Suisse First Boston Corporation, as Representative named in the Underwriting Agreement (filed herewith).
4.1

Form of Senior Indenture, dated as of June 1, 1998, between the Company and JP Morgan Chase Bank (formerly, The Chase Manhattan Bank), as Trustee (Exhibit 4(ii) to Form S-3 Registration No. 333-47119, as filed on February 27, 1998, incorporated by reference), as supplemented by the First Supplemental Indenture (Exhibit 4.2 to Form 8-K dated June 12, 1998, File No. 1-2255, incorporated by reference); Second Supplemental Indenture (Exhibit 4.2 to Form 8-K dated June 3, 1999, File No. 1-2255, incorporated by reference); Third Supplemental Indenture (Exhibit 4.2, Form 8-K, dated October 27, 1999, File No. 1-2255, incorporated by reference); and Fourth and Fifth Supplemental Indentures (Exhibits 4.2 and 4.3 to Form 8-K dated March 22, 2001, File No. 1-2255, incorporated by reference).

4.2

Form of Sixth Supplemental Indenture to the Senior Indenture pursuant to which the 2002 5 3/8% Senior Notes Due 2007 will be issued. The form of 2002 5.375% Senior Notes Due 2007 is included as Exhibit A to the form of the Sixth Supplemental Indenture (filed herewith).

12	Computation of Ratio of Earnings to Fixed Charges (filed herewith).
Exhibits (continued)
99.1	Dominion Resouces, Inc. press release (filed herewith).
99.2	Preliminary earnings table with segment and legal entity disclosures (filed herewith).

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIRGINIA ELECTRIC AND POWER COMPANY
Registrant

/s/ Steven A. Rogers
Steven A. Rogers
Vice President and Controller

Date: January 29, 2002